SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [X]      Filed by a Party other than the Registrant [ ]

Check  the  appropriate  box:

[ ]  Preliminary  Proxy  Statement
[ ] Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or Section
     240.14a-12


                            IAS COMMUNICATIONS, INC.
     ______________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

     ______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No  fee  required
[ ]  Fee  computed  on  table  below per Exchange Act Rules 14a-6(i)(1) and
     0-11.
     1)   Title  of  each  class  of  securities  to  which transaction applies:
     2)   Aggregate  number  of  securities  to  which  transaction  applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed  maximum  aggregate  value  of  transaction:
     5)   Total  fee  paid:

[ ]  Fee  paid  previously  with  preliminary  materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing or which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount  Previously  Paid:
     2)   Form,  Schedule  or  Registration  Statement  No.:
     3)   Filing  Party:
     4)   Date  Filed:

                            IAS COMMUNICATIONS, INC.
                           #185-10751 SHELLBRIDGE WAY
                       RICHMOND, BRITISH COLUMBIA V6X 2W8
                                     CANADA

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 20, 2001

To  the  Shareholders  of  IAS  Communications,  Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IAS Communications, Inc. (the "Company") will be held in Salon #216 of the Holiday Inn, Vancouver Airport, 10720 Cambie Road, in Richmond, British Columbia, Canada on Tuesday, November 20, 2001, at 10:00 a.m. for the purpose of considering and voting upon the following matters:

(1) ELECTION OF DIRECTORS. To elect three (3) Directors for a term of one year or until their successors have been elected and qualified.

(2) APPROVAL OF AUDITORS. Approval of Manning Elliott as auditor until the close of the next Annual Meeting.

(3) WHATEVER OTHER BUSINESS may properly come before the Annual Meeting or any adjournments thereof.

Only those shareholders of record at the close of business on October 10, 2001 shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the accompanying Proxy Statement. Your continued interest as a shareholder in the affairs of the Company, its growth and development, is genuinely appreciated by the directors, officers and personnel who serve you.

October  18,  2001                     BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                                       /s/    John  Robertson

                                       John  Robertson,  President


================================================================================

                             YOUR VOTE IS IMPORTANT
                             ----------------------

Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy card.
================================================================================

                            IAS COMMUNICATIONS, INC.
                           #185-10751 SHELLBRIDGE WAY
                       RICHMOND, BRITISH COLUMBIA V6X 2W8
                                     CANADA

                                 PROXY STATEMENT
                                 ---------------

               Information Concerning the Solicitation of Proxies

This Proxy Statement and the accompanying Proxy is furnished to the shareholders of IAS COMMUNICATIONS, INC. (the "Company") in connection with the solicitation of proxies on for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will held on Tuesday, November 20, 2001, at Salon #216 of the Holiday Inn Vancouver Airport, 10720 Cambie Road, Richmond, British Columbia, Canada, at 10:00 am. (PST). A copy of the Company's annual report on Form 10-KSB was made available to shareholders electronically via filing on EDGAR on August 13, 2001, and accompanies this Proxy Statement.

Only stockholders of record on October 10, 2001 are entitled to vote at the Annual Meeting.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Com-pany, with the cost of solicitation borne by the Company. Solicitation may be made by directors and officers of the Company. Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners.

If the enclosed Proxy is duly executed and received in time for the Annual Meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the three nominees listed in this Proxy
                                     ---
Statement  and  FOR  the  other  items  listed  in  the  Proxy, unless otherwise
                ---
directed. Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Annual Meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy. Shareholders have one vote for each share of Common Stock held, including the election of directors. Shareholders are not entitled to cumulate their votes in the election of directors.

This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about October 24th, 2001.

                          Record Date and Voting Rights

The record date for determination of Stockholders who are entitled to notice of and to vote at the Annual Meeting is October 10, 2001.

The Company is authorized to issue up to 100,000,000 shares of common stock, without par value. As of September 30, 2001, there were 11,600,645 shares of common stock issued and outstanding. Each share of Common Stock is entitled to one vote on all matters submitted for shareholder approval.


                             BUSINESS OF THE MEETING

There are two matters being presented for consideration by the shareholders at the Annual Meeting, the election of three (3) directors; and the approval of Manning Elliott as auditor of the Company.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS
GENERAL

The Company's Bylaws ("Bylaws") provide that the number of directors must fall within a range of 2 to 9, the exact number to be determined by the shareholders. Directors are elected for a term of one year and until their successors have been elected and qualified. There are currently three (3) directors of the Company.

INFORMATION  WITH  RESPECT  TO  NOMINEES

The following table lists the persons nominated by the Board of Directors for election as directors and also lists certain information with respect to those persons.

Nominee             Age      Since       Principal Occupation of  Ownership   Ownership
                                                Director             [1]
----------------------------------------------------------------------------------------

John G. Robertson    60  December        President and Chief      397,200          3.42%
                         1994            Executive Officer        common
                                                                  shares [2]
James L. Vandeberg   57  Director since  Partner, Ogden Murphy    267,048          2.30%
                         November        Wallace                  common
                         1998; COO                                shares [3]
                         since August
                         1999
Jennifer Lorette     29  Director since  Secretary and Treasurer  121,000          1.04%
                         November                                 common
                         1999;                                    shares [4]
                         Secretary,
                         Treasurer and
                         CFO since
                         February 1995

[1] The ownership includes the beneficial ownership of securities and the beneficial ownership of securities that can be acquired within 60 days from September 30, 2001 upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from September 30, 2001, are exercised, for the purpose of computing percentage ownership.
[2] John Robertson has been a director since December 1994. Includes rights to purchase, pursuant to stock options, 150,000 common shares at $0.25 per share granted on December 19, 1996, and 200,000 common shares at $0.25 per share granted on November 12, 1998. Mr. Robertson is one of three trustees of the Robertson Family Trust, which acts by the majority vote of the three trustees. The beneficiary of the Trust is Kelly Robertson, John Robertson's daughter, who does not reside at the same address as John Robertson. Access Information Services, a corporation owned by the Robertson Family Trust, holds 3,289,375 common shares of the Company and warrants to purchase 152,625 common shares at $1.50 per share which expire April 8, 2002, and 117,000 warrants to purchase common shares at $1.00 per share which expire April 8, 2002. Mr. Robertson disclaims beneficial ownership of the shares owned or controlled by the Robertson Family Trust. Mr. Robertson's address is the same as the Company's.
[3] James Vandeberg was appointed to the Board of Directors in November 1998. Includes rights to purchase, pursuant to stock options, 50,000 common shares at $0.25 per share granted on November 12, 1998, and 25,000 common shares at $0.25 per share granted on May 28, 1999.
[4] Ms. Lorette was appointed to the Board of Directors in November 1999. Includes rights to purchase, pursuant to stock options, 50,000 common shares at $0.25 per share granted on December 19, 1996, and 25,000 common shares at $0.25 per share granted on May 28, 1999.

BACKGROUND  OF  NOMINEES

JOHN G. ROBERTSON - PRESIDENT, PRINCIPAL EXECUTIVE OFFICER AND A MEMBER OF THE BOARD OF DIRECTORS
Mr. Robertson has been the President and Principal Executive Officer and a Director of the Company since its formation. Mr. Robertson has been Chairman, President and Chief Executive Officer of REGI U.S., Inc. since July 1992. Since October 1984 Mr. Robertson has been President and a Director of Reg Technologies Inc., a British Columbia corporation listed on the Canadian Venture Exchange that has financed the research on the Rand Cam Engine since 1986. REGI U.S. is controlled by Rand Energy Group, Inc., a British Columbia corporation of which Reg Technologies Inc. is the majority shareholder. REGI U.S. owns the U.S. rights to the Rand Cam (TM) technology and Rand Energy Group, Inc. owns the worldwide rights exclusive of the U.S. Since June 1997 Mr. Robertson has been President, Principal Executive Officer and a Director of

Information-Highway.com, Inc., a Florida corporation traded on the OTC bulletin board, and its predecessor. He is also the President and Founder of Teryl Resources Corp., a public company trading on the Canadian Venture Exchange involved in gold, diamond, and oil and gas exploration. He is also President of LinuxWizardry Systems, Inc., a public company trading on the OTC Bulletin Board. Linux Wizardry's Apprentice Router allows small businesses to establish and manage network connections without the need of a Network specialist. Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investments Ltd., a British Columbia corporation engaged in the business of management and investment consulting.

JAMES L. VANDEBERG - CHIEF OPERATING OFFICER AND A MEMBER OF THE BOARD OF DIRECTORS
Mr. Vandeberg became a Director of the Company in November 1998 and its Chief Operating Officer in August 1999. Mr. Vandeberg is a partner in the Seattle, Washington law firm of Vandeberg Johnson & Gandara. He has served as our legal counsel since 1996. Mr. Vandeberg's practice focuses on the corporate finance area, with an emphasis on securities and acquisitions. Mr. Vandeberg was previously general counsel and secretary of two NYSE companies and is a director of Information-Highway.com, Inc., a Florida corporation traded on the OTC bulletin board. He is also a director of REGI U.S., Incan Oregon corporation traded on the OTC bulletin board since November 1999. Mr. Vandeberg is also a director of Cyber Merchants Exchange, Inc. since May 2001. He is a member and former director of the American Society of Corporate Secretaries. He became a member of the Washington Bar Association in 1969 and of the California Bar Association in 1973. Mr. Vandeberg graduated cum laude from the University of Washington with a Bachelor of Arts degree in accounting in 1966, and from New York University School of Law in 1969, where he was a Root-Tilden Scholar.

JENNIFER  LORETTE  -  SECRETARY  AND  TREASURER  AND  A  MEMBER  OF THE BOARD OF
DIRECTORS
Ms. Lorette is a founder, and has been Secretary/Treasurer, Principal Financial Officer and Principal Accounting Officer of the Company since February 1995. Since June 1994 Ms. Lorette has been Vice President and Chief Financial Officer of REGI U.S., Inc., an Oregon corporation traded on the OTC bulletin board. Since April 1994 she has also been Vice President of Administration and Secretary for Reg Technologies, Inc., a British Columbia corporation listed on the Canadian Venture Exchange that has financed the research on the Rand Cam Engine since 1986. REGI U.S. is controlled by Rand Energy Group, Inc., a British Columbia corporation of which Reg Technologies Inc. is the majority shareholder. Since June 1997 Ms. Lorette has been Executive Vice President and a Director of Information-Highway.com, Inc., a Florida corporation traded on the OTC bulletin board, and its predecessor. Since June 1994 Ms. Lorette has also been Vice President and Secretary of LinuxWixardry Systems, Inc. Since November 1997 Ms. Lorette has been Vice President of Teryl Resources Corp., a public company trading on the Canadian Venture Exchange involved in gold, diamond, and oil and gas exploration. She also became a director in February 2001.

VOTE  REQUIRED

A majority of votes by the shares of common stock present or represented and voting at the meeting is required to elect the nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR ALL NOMINEES FOR THE BOARD OF DIRECTORS.

            EXECUTIVE COMPENSATION OF MANAGEMENT, OWNERSHIP OF CERTAIN
                 STOCKHOLDERS, AND CERTAIN RELATED TRANSACTIONS

The following table lists the Company's executive officers during fiscal year 2001:

-------------------------------------------------------------------------------
Name                 Positions with the        Age      Office Held Since
                     Company
-------------------------------------------------------------------------------
John G. Robertson  President and Chief             60  December 1994
                   Executive Officer
-------------------------------------------------------------------------------
James Vandeberg    Chief Operating Officer         57  Director since
                                                       November 1998; COO
                                                       since August 1999
-------------------------------------------------------------------------------
Patrick Badgely    Vice President                  57  December 1994
-------------------------------------------------------------------------------
Larry Hawks [1]    Vice President,                 65  May 1998
                   Research and
                   Development
-------------------------------------------------------------------------------
Steve Gulyas       Vice President, Sales    Not known  April 1998
-------------------------------------------------------------------------------
Jennifer Lorette   Secretary and Chief             29  Director since
                   Financial Officer                   November 1999;
                                                       Secretary and Treasurer
                                                       since February 1995
-------------------------------------------------------------------------------

[1]  Mr.  Hawks  was  not employed with the Company subsequent to year end.

Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. There is no family relationship between any of the officers and directors. Memberships on the Boards of other public companies are set out on page 4 in the biographies of each of the nominee directors, and memberships on the Boards of other public companies for each of the executive officers who are not directors are set out below.

BACKGROUND  OF  EXECUTIVE  OFFICERS

The biographies of Messrs. Robertson and Vandeberg, and Ms. Lorette can be found on pages 3 and 4.

PATRICK BADGLEY - is a founder of the Company. Since February 1994, Mr. Badgley has been a Vice President of REGI U.S., Inc., an Oregon corporation traded on the OTC bulletin board. Since July 1993 he has been a Director of Reg Technologies Inc., a British Columbia corporation listed on the Canadian Venture Exchange. REGI U.S. is ultimately controlled by Reg Technologies Inc. From November 1986 to February 1994, Mr. Badgley was the Director of Research and Development for Adiabatics, Inc., an Indiana corporation, which was engaged in the business of advanced engine concepts. Mr. Badgley holds a Bachelor of Mechanical Engineering degree from the Ohio State University, Columbus, Ohio.

LARRY HAWKS - was appointed Vice President in charge of Research and Development and the Chief Engineer for the Hawks antenna projects and, subsequent to April 30, 2001, is no longer a consultant with the Company. Mr. Hawks has extensive experience in ELF, VLF & RF technology. Mr. Hawks has worked for the Hebrew
University in Israel (responsible for radiation studies). He was previously Engineering Manager in charge of all divisional engineering operations for producing and design of the IBM PC Junior for AMP Corp. Mr. Hawks was the Chief Engineer for ACM (a division of Eikenberry Associates in Kokomo, Indiana, an injection molding company).

STEVE GULYAS - appointed Vice President of Sales for the Company's Hawks antenna projects for commercial applications. Mr. Gulyas is an experienced salesperson with several important connections in the telecommunications industry. He has introduced the Company's antennas to several major potential end users.

SIGNIFICANT  EMPLOYEES:

CAROL  COLEMAN
--------------

Ms. Coleman, 41, is a Chartered Accountant with over 10 years of experience in the accounting industry. Her accounting background is in a variety of areas including manufacturing and high-tech. Ms. Coleman's joined the Company in October 1999. Her duties as Controller of the Company include management of the accounting, management reporting, banking, insurance and payroll.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, other than Dr. James Smith, Mr. Badgley, Mr. Gulyas and Mr. Hawks, who furnished no Forms to the Company during the year, no officer, director or beneficial owner of more than ten percent of the Common Stock of the Company failed to file on a timely basis reports required to be filed by Section 16(a) of the Exchange Act during the most recent fiscal year.

BOARD  COMMITTEES

The  Board  of  Directors  does  not  have  any  committees.

BOARD  OF  DIRECTORS  MEETINGS

The Company held no Board meetings since its last annual meeting. The Company passed two consent resolutions approved by all directors.

INVOLVEMENT  IN  CERTAIN  LEGAL  PROCEEDINGS.

To the best knowledge of the Officers and Directors of the Company, neither the Company nor any of its Officers, Directors or nominees are parties to any legal proceeding or litigation other than as described below. Further, the Officers and Directors know of no threatened or contemplated legal proceedings or litigation other than as described below. None of the Officers and Directors have been convicted of a felony or none have been convicted of any criminal offense, felony and misdemeanor relating to securities or performance in corporate office. To the best of the knowledge of the Officers and Directors, no investigations of felonies, misfeasance in office or securities investigations are either pending or threatened at the present time.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY  COMPENSATION  TABLE

The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the Company's most highly compensated execu-tive officers who served as such at the end of the last fiscal year. No executive officer had an annual salary and bonus in excess of $100,000 during such year.

                                      -8-

                                                                     LONG-TERM
                                                                   COMPENSATION
                                 ANNUAL COMPENSATION                   AWARDS
                          ------------------------------------  ----------------------
                                                 OTHER ANNUAL
NAME AND                                         COMPENSATION   SECURITIES UNDERLYING
PRINCIPAL POSITION  YEAR  SALARY ($)  BONUS ($)       ($)        OPTIONS/SARS (#) (1)
------------------  ----  ----------  ---------  -------------  ----------------------

John G. Robertson   2001         -0-        -0-            -0-                     -0-
President, Chief    1998         -0-        -0-            -0-                     -0-
Executive Officer   1999         -0-        -0-            -0-                 200,000

____________________
(1)     Represents  options  granted  under  the  Company's  1996  Stock  Option Plan, exercisable  within  60  days  from  September  30,  2001.

A management fee of $2,500.00 per month is accrued for payment to Access Information Services, Inc., a corporation controlled by the Robertson Family Trust, the beneficiary of which is Kelly Robertson, daughter of John G. Robertson. Further, the sum of $1,500.00 per month is accrued for payment to Access Information Services, Inc. for rent and secretarial services.

No other compensation is paid to any of the Executive Officers or Directors of the Company. The Company may in the future create retirement, pension, profit sharing, insurance and medical reimbursement plans covering its Officers and Directors. At the present time, no such plans exist. No advances have been made or are contemplated by the Company to any of its Officers or Directors.


                    OPTION GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)

Name               Number of        Percent of total     Exercise or base   Expiration date
                   Securities      options granted to    price ($/share)
                   Underlying     employees in fiscal
                Options granted           year
                      (#)
--------------  ----------------  --------------------  ------------------  ----------------

Suzanne Foster            25,000                   50%  $          0.25(1)  October 11, 2005

     (1)  repriced  from  $0.50  original  grant  price

STOCK  OPTIONS  EXERCISED  AND  HELD  AT  YEAR  END

The following table sets forth certain information concerning exercises of stock options pursuant to stock option plan by the named Executive Officers and Directors during the year ended April 30, 2001 and stock options held at year end.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES

                                                    Number of                     Value of
                                               Options at Year End               Options at
                                                                                Year End (1)
                                           ---------------------------  -----------------------------
                      Shares
                    Acquired on   Value
Name                 Exercise    Realized  Exercisable / Unexercisable   Exercisable / Unexercisable
------------------  -----------  --------  ---------------------------  -----------------------------

John G. Robertson           -0-       -0-                350,000  /  0  $                   Nil  /  0

Patrick Badgley             -0-       -0-                 50,000  /  0  $                   Nil  /  0

James L. Vandeberg          -0-       -0-                 75,000  /  0  $                   Nil  /  0
Jennifer Lorette            -0-       -0-                 75,000  /  0  $                   Nil  /  0
Larry Hawks                 -0-       -0-                 75,000  /  0  $                   Nil  /  0
Steve Gulyas                -0-       -0-                 25,000  /  0  $                   Nil  /  0

(4) On April 30, 2001, the closing price of Common Stock was $0.21. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option. These options were not "in-the-money" at year-end as the exercise price is $0.25 per share.

THE  1996  STOCK  OPTION  PLAN

The Company's 1996 Stock Option Plan (the "Plan") was approved by the Company's shareholders in August, 1996, and amended on November 1, 2000 at the Company's last annual general meeting of shareholders t increase the total number of shares available under the Plan. A total of 2,500,000 shares were approved by the shareholders for issuance under the option agreements, subject to the Plan. During the fiscal year, 50,000 options were granted under the Plan to certain employees and consultants in connection with normal employment and consulting practice, with the exercise price being $0.25 per share.

The Plan permits the grant of stock options to employees, officers, directors and consultants. There are approximately 12 persons under the Plan. The purpose of the Plan is to attract the best available personnel to the Company and to give employees a greater personal stake in the success of the Company. The Plan is effective until November 1, 2006. Stock options are granted at the discretion of the directors.

The terms of the Plan include the following information. Under the Plan, the option price for the common shares to be issued under the Plan will be the price not less than the fair market value of the Company's common shares on the date of grant of the stock option. If the optionee owns common shares representing more than 10% of the combined total voting power of all classes of shares of the Company (the "Shareholder-Optionee"), then the option price must be at least 110% of the fair market value of the common shares on the date of the grant. The term of the stock option granted under the Plan may not exceed 10 years from the date such option is granted, unless the optionee is a Shareholder-Employee, then the term of option may not exceed five years from the date of the grant. The market value of the securities underlying the options as at September 30, 2001 was $131,250.

The maximum number of shares which may be optioned and sold pursuant to the Plan was increased to 2,500,000 by unanimous consent of the Board of Directors on May 28, 1999. Amendment of the Plan received shareholder approval on November 1, 2000 at the Company's last annual general meeting.

U.S.  Federal  Tax  Consequences

Non-Qualified  Stock  Options

The grant of non-qualified stock options under the Plan will not result in the recognition of any taxable income by the optionee. An optionee will recognize ordinary income on the date of exercise of the non-qualified stock option equal to the excess, if any, of (1) the fair market value of the Common Shares acquired as of the exercise date, over (2) the exercise price. The tax basis of these Common Shares for purposes of a subsequent sale includes the non-qualified option price paid and the ordinary income reported on exercise of the non-qualified stock option. The income reportable on exercise of a non-qualified stock option is subject to federal income and employment tax withholding. Generally, the Company will be entitled to a deduction for its taxable year within which the optionee recognizes compensation income in the amount reportable as income by the optionee on the exercise of a non-qualified stock option.

Incentive  Stock  Options  (qualified  under  Section  422  of  the  Code)

In general, an optionee will not recognize taxable income upon the grant or exercise of an incentive stock option. However, upon the exercise of an incentive stock option, the excess of the fair market value on the date of exercise of the Common Shares received over the exercise price of the stock option is treated as an item of adjustment for the purpose of calculating alternative minimum taxable income.

If the optionee has held the Common Shares acquired upon exercise of an incentive stock option for at least two years after the date of grant, and for at least one year after the date of exercise, upon disposition of the Common Shares by the optionee, the difference (if any) between the sales price of the Common Shares and the exercise price of the stock option is treated as long-term capital gain or loss. If the optionee does not satisfy these incentive stock option holding period requirements, the optionee will recognize ordinary income at the time of the disposition of the Common Shares, generally in an amount equal to the excess of the fair market value of the Common Shares at the time the stock option was exercised over the exercise price of the stock option. The balance of the gain realized (if any) will be long-term or short-term capital gain, depending on the holding period. If the optionee sells the Common Shares prior to the satisfaction of the incentive stock option holding period requirements, but at a price below the fair market value of the Common Shares at the time the stock option was exercised, the amount of ordinary income is limited to the amount realized on the sale over the exercise price of the stock option.

In order for the exercise of an incentive stock option to qualify for the foregoing tax treatment, the optionee generally must be an employee (within the meaning of section 422 of the Code) of the Company or one of its subsidiaries from the date the incentive stock option is granted through the date three months before the date of exercise (one year before the date of exercise in the case of an optionee who is terminated due to disability).

The following tables set out the amount of options received or to be received by the Company's executive officers as a group, the Company's current directors who are not executive officers as a group; each nominee for election as a director; each other person who received or is to receive 5% of such options and all employees, including all current officers who are not executive officers, as a group:



NAMED EXECUTIVE OFFICERS
----------------------------------------
                                          NUMBER   OPTION PRICES     OPTION EXPIRY
NAME                                        OF       AND EXPIRY          DATES
                                          OPTIONS      DATES
----------------------------------------  -------  --------------  -----------------

John Robertson, President and CEO         150,000  $         0.25  December 19, 2001
                                          200,000  $         0.25  November 12, 2003
James Vandeberg, Chief Operating           50,000  $         0.25  November 12, 2003
Officer                                    25,000  $         0.25  May 28, 2004
Jennifer Lorette, Secretary , Treasurer    50,000  $         0.25  December 19, 2001
and CFO                                    25,000  $         0.25  May 28, 2004
Steve Gulyas, VP Sales                     25,000  $         0.25  April 1, 2003
Larry Hawks, VP R&D [*]                    25,000  $         0.25  May 4, 2003
                                           50,000  $         0.25  May 28, 2004
Patrick Badgley, VP                        50,000  $         0.25  December 19, 2001
                                          -------

TOTAL:                                    650,000

[*] Since the year ended April 30, 2001, Mr. Hawks is no longer with the Company and his options have been cancelled.

EXECUTIVE OFFICERS AS A GROUP
----------------------------------------
                                          NUMBER   OPTION PRICES     OPTION EXPIRY
NAME                                        OF       AND EXPIRY          DATES
                                          OPTIONS      DATES
----------------------------------------  -------  --------------  -----------------
 [1]                                      250,000  $         0.25  December 19, 2001
                                           25,000  $         0.25  April 14, 2003
                                           25,000  $         0.25  May 4, 2003
                                          250,000  $         0.25  November 12, 2003
                                          100,000  $         0.25  May 28, 2004
                                          -------

TOTAL:                                    650,000

----------------------------------------
                                          NUMBER   OPTION PRICES     OPTION EXPIRY
NAME                                        OF       AND EXPIRY          DATES
                                          OPTIONS      DATES
----------------------------------------  -------  --------------  -----------------
Current Directors who are not Executive   Nil      Nil             Nil
Officers as a Group [2]


                                      -12-

NOMINEES FOR ELECTION AS DIRECTORS
----------------------------------------
                                          NUMBER   OPTION PRICES     OPTION EXPIRY
NAME                                        OF       AND EXPIRY          DATES
                                          OPTIONS      DATES
----------------------------------------  -------  --------------  -----------------

John G. Robertson, President and          150,000  $         0.25  December 19, 2001
member of the Board of Directors [3]      200,000  $         0.25  November 12, 2003
                                          -------

TOTAL:                                    350,000

James L. Vandeberg, Chief Operating        50,000  $         0.25  November 12, 2003
Officer and member of the Board of         25,000  $         0.25  May 28, 2004
                                          -------
Directors
                                           75,000
TOTAL:

Jennifer Lorette, Secretary/Treasurer,     50,000  $         0.25  December 19, 2001
Chief Financial Officer and Nominee        25,000  $         0.25  May 28, 2004
                                          -------
Director

TOTAL:                                     75,000

5% option holders                             [4]

All Employees, including all current
officers who are not executive officers,  860,000  $         0.25                [5]
as a group:

Except as noted below, all shares are held beneficially and of record and each record shareholder has sole voting and investment power.

[1] Includes John Robertson, James Vandeberg, Jennifer Lorette, Steve Gulyas, Larry Hawks and Patrick Badgley
[2]  There  are  no  directors  who  are  not  executive  officers.
[3]  Mr.  Robertson  is  the  only  Named  Executive  Officer  of  the  Company.
[4] 5% of the 2,500,000 stock options available under the Plan is 125,000 options. John Robertson holds options to purchase an aggregate of 350,000 common shares as follows: 150,000 common shares at $0.25 per share granted on December 19, 1996, and 200,000 common shares at $0.25 per share granted on November 12, 1998.
[5]  Expiry  dates  range  from  March  4,  2001  to  October  11,  2005.

There are Canadian and U.S. persons who have been granted options under the Plan. Each optionee has been advised to seek his or her own tax advice.

LONG  TERM  INCENTIVE  PLAN  AWARDS

The  Company  does  not  have  any  Long  Term  Incentive  Plans.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

The Company does not have any employment contracts, termination of employment and change of control arrangements.

REPRICING  OF  OPTIONS

By Directors' unanimous consent effective January 17, 2001, all options were repriced downward during fiscal year ended April 30, 2001. Prices were previously $1.00 per share and were all repriced to $0.25 per share.

CANCELLATION  OF  OPTIONS

During fiscal 2001, 270,000 stock options were cancelled and of no further force or effect due to the termination of the optionees' employment with the Company.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 30th, 2001, the outstanding Class A Common Stock of the Company owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than 5% of the Company's Common Stock. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from such date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from the date are exercised. As of September 30, 2001, there were 11,600,645 common shares issued and outstanding.

                                        AMOUNT AND NATURE   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER   OF BENEFICIAL OWNER     CLASS
-------------------------------------  -------------------  -----------


Access Information Services, Inc. [1]            3,559,000       30.68%
Rainbow Network [2]                                795,000        6.85%
James E. Smith [3]                               2,712,680       23.38%

[1] Access Information Services is a corporation owned by the Robertson Family Trust. Mr. John Robertson is one of three trustees of the Robertson Family Trust, which acts by the majority vote of the three trustees. The beneficiary is Kelly Robertson, John Robertson's daughter, who does not reside at the same address as John Robertson. Mr. Robertson disclaims beneficial ownership of the shares owned or controlled by the Robertson Family Trust. The address of both Access Information Services and the Robertson Family Trust is 185 - 10751 Shellbridge Way, Richmond, British Columbia V6X 2W8, Canada. Access owns 3,289,375 common shares, 152,625 warrants to purchase common shares at $1.50 per share, which expire April 8, 2002; and 117,000 warrants to purchase common shares at $1.00 which expire April 8, 2002.

[2] Rainbow Network is a Turks & Caicos corporation. Its address is PO Box 120, Grand Turk, Turks & Caicos Islands, BWI.

[3]  Mr.  Smith's  address  is  RR  4,  Box  E36, Bruceton Mills, WV, 26525, USA

The following table sets forth, as of September 30th, 2001, the name and shareholdings beneficially owned by each director, naming each, and directors and executive officers as a group. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from such date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person and which are exercisable within 60 days from the date are exercised. As of September 30, 2001, there were 11,600,645 common shares issued and outstanding.

                                                      PERCENTAGE OF
                                                         CLASS A        CLASS A
NAME                                                  SHARES OWNED   SHARES OWNED
----------------------------------------------------  -------------  -------------

John G. Robertson[1][2] President and member of the         397,200          3.42%
Board of Directors

James L. Vandeberg [3], Chief Operating Officer and         267,048          2.30%
member of the Board of Directors

Jennifer Lorette [1][4], Secretary/Treasurer, Chief         121,000          1.04%
Financial Officer and Nominee Director

ALL OFFICERS & DIRECTORS AS A GROUP [5]                     768,200          6.62%
(FIVE INDIVIDUALS)

Except as noted below, all shares are held beneficially and of record and each record shareholder has sole voting and investment power.

[1] These individuals are the Executive Officers and Directors of the Company and may be deemed to be "parents or founders" of the Company as that term is defined in the Rules and Regulations promulgated under the Securities Act of 1933, as amended.

[2] Includes 47,200 common shares and 350,000 options that are currently exercisable. Mr. Robertson's address is the same as the Company's.

[3] Includes 75,000 options that are currently exercisable. Mr. Vandeberg's address is Ogden Murphy Wallace, One Union Square, Suite 2424, Seattle, Washington.

[4] Includes 75,000 options that are currently exercisable. Ms. Lorette's address is the same as the Company's.

[5] Includes common shares and stock options for Steve Gulyas, Larry Hawks, Jennifer Lorette, James Vandeberg, Peter Badgley and John Robertson, exercisable within 60 days.

        CERTAIN RELATED TRANSACTIONS AND LEGAL PROCEEDINGS WITH DIRECTORS

Integral Concepts, Inc. ("ICI"), holder of the exclusive worldwide license to the CTHA technology, entered into an option agreement with SMR Investments Ltd. ("SMR"), a corporation owned by Susanne Robertson, the wife of Mr. Robertson, dated November 18, 1994, and amended December 16, 1994 (the "Option Agreement"). The Option Agreement provided that ICI would issue a sublicense to SMR for the contrawound toroidal helical antenna ("CTHA") subject to the payment of $250,000; a 3% royalty from gross sales; and a subsequent public entity to be established. The Company was organized by SMR and Robertson as a result. ICI retained all military applications and resulting procurement interests. The contract period relating to the three percent royalty to be paid to ICI commences when sales are made by SMR/the Company and continue during the life of the Option Agreement. The term of the Option Agreement is perpetual as is the ICI License.

On December 13, 1994, SMR assigned the rights to the Option Agreement to the Company in consideration of $50,000 advanced by Access Information Services, Inc. (the "Option Assignment"). Access Information Services, Inc. is a corporation owned and controlled by the Robertson Family Trust.

On December 14, 1994, the Company issued 3,000,000 Class A Shares to Access Information Services, Inc., pursuant to the Option Assignment. The value assigned to the 3,000,000 Class A common shares issued to Access Information Services Inc. was $0.50. The valuation of the 3,000,000 shares issued to Access Information Services, Inc. was arbitrarily determined by the Company's Board of Directors. The $250,000 has been paid to ICI and was a one time payment.

On July 10, 1995, ICI entered into the Sublicense wherein ICI granted to the Company the exclusive worldwide right to manufacture, sell copies of, sublicense and distribute the process and equipment related to the design, construction and operation of the CTHA and to further sublicense others the rights to manufacture, sell copies of, license and distribute the same, excluding all military applications and procurement interests. The Sublicense was the culmination of the agreement between ICI and SMR, and SMR and the Company. On December 27, 1995, SMR assigned all of its rights and duties in the CTHA technology to the Company. The purpose of this assignment was to assign any and all rights or duties which may have been held by SMR as a result of the Option Agreement, it being understood that the Option Agreement was nothing more than an agreement in principle. The term of the Sublicense is perpetual and requires the payment of a minimum annual royalty of $3,000. Further, the Company will pay a royalty of 10% of the net revenues derived from sales, licenses or sublicenses of the CTHA technology with a credit for the minimum royalty. In addition the Company shall pay a royalty of 3% of the gross revenues derived from the sales, licenses or sublicenses of the CTHA technology.

The Company and ICI amended the Sublicense in March 1997 to clarify the applications of CTHA technology subject to the Company's sublicense. As amended, the Company has exclusive rights to all commercial applications. Emergent Technologies Corporation ("ETC") has the exclusive rights to all governmental and military applications for the CTHA antenna. In consideration for the amendment, the Company received a 50% reduction in royalties to be paid to ICI over a three year period plus an enlarged definition of Technology to include all future enhancements to the CTHA technology.

The Company entered into a joint venture with ETC to fund a research and development laboratory and a manufacturing facility, TEAM. The Company and ETC each own 50% of TEAM. They granted TEAM certain rights to sell and manufacture the antennas. All sales of antennas by TEAM will be for the credit of either the Company or ETC, according to the end user. However the Company and ETC retained certain rights to sublicense development and manufacturing of antennas.

By court order of the U.S. District Court for the Northern District of West Virginia, the civil action between IAS against Integral Technologies, Inc. has been dismissed.

The civil action against Integral Technologies, Inc., NextAntenna.com, Inc., Emergent Technologies Corporation, and Jack Parsons commenced in the U.S. District Court for the Northern District of West Virginia on the 15th day of May 2000 alleging breach of contract, misappropriation of trade secrets, interference with economic relations, and breach of fiduciary duty.

The basis for the civil action was that IAS is the exclusive commercial sublicensee of certain proprietary antenna technology developed by West Virginia University, including any improvements, modifications or enhancements thereto (the "Technology"). IAS established a joint venture with Emergent Technologies

Corporation, exclusive military sublicensee of the Technology, to develop antennas based on the Technology. Integral Technologies, Inc., subsequently acquired Emergent, and announced it was selling antennas to the commercial market through its wholly-owned subsidiary, NextAntennas.com, Inc. Jack Parsons has been the president of Emergent and a director of Integral. IAS believed that the defendants were selling antennas in contravention of their obligations under the sublicense agreements and otherwise, and in violation of IAS' exclusive rights.

To date, there have not been any transactions between the Company and its officers, directors, principal shareholders or affiliates other than as set forth above. The Company believes that the transactions described here were on terms more favorable to the Company's officers, and directors, than otherwise could be obtained if such transactions were with non-related parties.

                               CHANGES IN CONTROL

There are no arrangements known to the Company the operation of which may result in a change of control of the Company.

                      PROPOSAL NO. 2 - APPROVAL OF AUDITOR

RELATIONSHIP  WITH  INDEPENDENT  AUDITOR

The Company has retained the firm of Manning Elliott as independent auditor of the Company for the fiscal year ending April 30, 2001. Manning Elliot has been retained as auditor for the Company since 1994. The Company does not expect a representative of Manning Elliott to be present at the Annual Meeting.

The Board of Directors recommends that Manning Elliott serve as auditor of the Company until the next Annual Meeting. Manning Elliott, independent Chartered Accountants, performed the audit of the consolidated financial statements for the Company for the year ended April 30, 2001.

THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  FOR  PROPOSAL  NO.  2.


                                  OTHER MATTERS
                                  -------------
TRANSFER  AGENT

The Nevada Agency and Trust Company, located at 50 West Liberty Street, Suite 880, Reno, Nevada, USA, phone (775) 322-0626, fax (775) 322-5623 is the transfer agent for the Company's common shares.

STOCKHOLDER  PROPOSALS

Stockholder proposals to be included in the Company's Proxy Statement and Proxy for its 2002 Annual Meeting must meet the requirements of Rule 14a-8 promulgated by the Securities and Exchange Commission and must be received by the Company no later than August 15, 2002

ADDITIONAL  INFORMATION

Each shareholder has received the Company's Annual Report containing the Company's 2001 audited financial statements, including the report of its independent chartered accountants. UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S 2001 FORM 10-KSB AS FILED WITH THE SEC UNDER THE SECURITIES EXCHANGE ACT OF 1934 (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO AND A LIST BRIEFLY DESCRIBING THE EXHIBITS THERETO). Shareholders should direct any request to the Company, #185 - 10751 Shellbridge Way, Richmond, British Columbia, Canada, V6X 2W8, Attention: Jennifer Lorette, Secretary.

ACTION  ON  OTHER  MATTERS

The Board of Directors knows of no other matters to be brought before the share-holders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

At the Meeting, management will report on the Company's business and share-holders will have the opportunity to ask questions.

                                              IAS  COMMUNICATIONS,  INC.

                                              By Order of the Board of Directors

                                          /s/ John  G.  Robertson
                                              -------------------
                                              John  G.  Robertson
                                              President

Richmond,  British  Columbia
October  18,  2001